Supplement dated November 27, 2019
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2019
Effective December 31, 2019, Jacques Friedman will retire from AQR Capital Management, LLC (AQR) and will no longer serve as a portfolio manager of the Fund. Additionally, effective January 1, 2020, the portfolio manager information for AQR under the subsection "Fund Management” in the Summary Prospectus and in the "Summary of the Fund - Fund Management" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
The rest of the section remains the same.
Effective January 1, 2020, the portfolio manager information for AQR under the subsection "Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Ms. Aghassi is a Principal of AQR. Ms. Aghassi joined AQR in 2005 and serves as a portfolio manager for the firm’s equity strategies. She earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Mr. Frazzini is a Principal of AQR. Mr. Frazzini joined AQR in 2008 and is the Co-Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading. He earned a B.S. in economics from the Wharton School at the University of Pennsylvania, a B.A.S. in biomedical science from the University of Pennsylvania’s School of Engineering and Applied Science, and an M.A. in mathematics from Columbia University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP284_04_005_(11/19)